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                                                                  EXHIBIT 10.38

                               ESCROW AGREEMENT
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  This Agreement, dated as of June 16, 1997, is among Physician Health
Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II,
                                          -------
L.P. (in its capacity only as escrow agent hereunder, and not as an Investor, the "Escrow Agent"), and each of the investors set forth on the signatures pages
     ------------
below (Weston Presidio Capital II, L.P. and each of the other investors being hereinafter referred to as the "Investors"). Reference is made to the Securities
                                ---------
Purchase Agreement (the  " Purchase Agreement") dated as of the date hereof,
                          -------------------
between the Company and the Investors. Terms defined in the Purchase Agreement and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

  Recitals: The Company and the Investors have entered into the Purchase
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Agreement pursuant to which, among other things, the Investors have agreed to purchase Investor Securities, on the terms and subject to conditions set forth in the Purchase Agreement (a) at the Third Closing on the condition that certificates for such Investor Securities be held in the Securities Escrow created hereby and (b) at the Second Closing, the proceeds of which, and certificates therefor, shall be held in the Purchase Price Escrow and Securities Escrow, respectively, created hereby.

  In consideration of good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

  1. Establishment of the Securities Escrow. Pursuant to Section 2.3 of the
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Purchase Agreement, the Company herewith delivers to the Escrow Agent certificates evidencing the respective Investor Securities set forth in Exhibit 1 of the Purchase Agreement for the Third Closing (the "Securities Escrow").
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Such Investor Securities shall be held in the Securities Escrow and distributed by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

  2. Second Closing Escrow. Pursuant to Section 2.4 of the Purchase Agreement,
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on the date of the Second Closing under the Purchase Agreement, (a) the Company shall deliver to the Escrow Agent for deposit in the Securities Escrow certificates evidencing the respective Investor Securities set forth in Exhibit 1 of the Purchase Agreement for the Second Closing, and (b) the Investors shall deposit the purchase price therefor into an interest-bearing restricted account with the Company's principal depository bank (the "Purchase Price Escrow"),
                                                   ---------------------
from which withdrawal of funds shall be subject to the presentation of a written request signed by both a general partner of the Escrow Agent and
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an executive officer of the Company. The Investor Securities shall be held and distributed by the Escrow Agent (and funds held in the Purchase Price Escrow shall be simultaneously released) in accordance with the terms and conditions hereinafter set forth. Investor Securities contained in the Securities Escrow and cash and other investments contained in the Purchase Price Escrow are referred to collectively as the "Escrow Assets".
                                 -------------

  3. Disposition of Escrow Assets. Escrow Assets will be held in escrow by the
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Escrow Agent until authorized for release and delivery as follows:

  3.1. Disposition of Escrow Assets in respect of the Second Closing. Pursuant
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to Section 2.4 of the Purchase Agreement, immediately upon the (a) receipt of a notice requesting the delivery of all or a portion of the Investor Securities in the Securities Escrow to the Investors signed by holders (the "Required
                                                               --------
Holders") at the time (excluding the Company or any of its Subsidiaries) of at
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least two-thirds of the voting power of all classes and types of Investor
Securities (calculated to give pro forma effect to the conversion of all Preferred Stock and the exercise of all Warrants); and (b) the execution by an executive officer of the Company and a general partner of the Escrow Agent of a written request for the delivery of all or a portion of funds held in the Purchase Price Escrow to the Company, Investor Securities shall be so delivered to Investors and funds from the Purchase Price Escrow shall be so released to the Company in accordance with such notice and request.

  3.2. Disposition of Investor Securities in the Securities Escrow in respect of
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the Third Closing. Pursuant to Section 2.5 of the Purchase Agreement, upon
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receipt of confirmation of payment to the Company of the purchase price for the
Investor Securities set forth in Exhibit 1 of the Purchase Agreement for the Third Closing, the Escrow Agent shall release the Investor Securities purchased thereby to the respective Investors purchasing them.

  3.3. Court Order. Upon receipt of a final and nonappealable order of a court
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of competent jurisdiction with respect to release to a specified of all or any portion of the Investor Securities in the Securities Escrow, the Escrow Agent shall deliver the amount of the Investor Securities in the Securities Escrow specified in such award or order to the party as directed in such award or order. Upon receipt of a final and nonappealable order of a court of competent jurisdiction with respect to the payment to a specified party of all or any portion of the funds held in the Purchase Price Escrow, an executive officer of the Company and a general partner of the Escrow Agent shall authorize in writing the release of the amount of funds in the Purchase Price Escrow as specified in such award or order to the party as directed in such award or order.

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  3.4. Closing out of Securities Escrow and Purchase Price Escrow. Except to the
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extent the Escrow Agent has received written notice of a claim for dispositions from the Securities Escrow or Purchase Price Escrow, (a) on April 14, 1998, the Escrow Agent shall deliver to the Company any remaining Investor Securities in the Securities Escrow in respect of the Third Closing, in accordance with
Section 2.5 of the Purchase Agreement; and (b) on April 30, 1998, the Escrow Agent shall deliver to the Company any remaining Investor Securities in the Securities Escrow in respect of the Second Closing and shall release any funds remaining in the Purchase Price Escrow, in accordance with Section 2.4 of the Purchase Agreement.

  3.5. Limited Obligation. Unless otherwise provided herein, the Escrow Agent
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(in such capacity) is not to be concerned with the Purchase Agreement or any other agreement that may affect the Investor Securities in the Securities
Escrow.

  3.6. Reliance on Notices. The Escrow Agent shall be protected in acting upon
       -------------------
any notice, request, waiver, consent, receipt or other document reasonably believed by the Escrow Agent to be signed by the proper party or parties.

  3.7. Standard of Conduct. The Escrow Agent shall not be liable for any error
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or judgment or for any act done or step taken or omitted by it in good faith or~
for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct, and the Escrow Agent shall have no duties to anyone except those signing this Agreement.

  3.8. Legal Counsel. The Escrow Agent may consult legal counsel in the event of
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any dispute or question as to the construction of this Agreement, or the Escrow
Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel.

  3.9. Disputes. In the event of any disagreement between the parties or any of
       --------
them and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrow Assets, the Escrow Agent shall refuse to comply with any such claim or demand so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the parties or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands. The Escrow Agent shall continue so to refrain and refuse so to act until all differences shall have been resolved by agreement and the Escrow Agent shall have been notified thereof in writing signed by the Investors and the Company. In the event of such disagreement,

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the Escrow Agent in its discretion may commence litigation (or, if the Escrow
Agent determines it to be required by the circumstances, file a suit in interpleader) for the purpose of having the respective rights of the claimants adjudicated and may deposit with the court all documents and property held hereunder.

  3.10. Indemnification. The Escrow Agent hereby is jointly and severally
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indemnified by the Investors and the Company from all losses, costs and expenses that may be incurred by it as a result of its involvement in any arbitration or litigation arising from the performance of its duties hereunder, provided that such arbitration or litigation shall not result from any action taken or omitted by the Escrow Agent for which it shall have been adjudged to have failed to comply with the standards of conduct in Section 4.3. The Investors (on a joint and several basis), on one hand, and the Company, on the other hand, shall each be liable for one-half of any amount paid to the Escrow Agent as indemnification under this Section 3.10. Without limitation to the aforesaid joint and several liability of the Investors, the liability of the Investors shall be pro rata in accordance with their respective ownership of Investor Securities (calculated to give pro forma effect to the conversion of all Preferred Stock and the exercise of all Warrants). Such indemnification shall survive termination of this Agreement until extinguished by any applicable statute of limitations.

  3.11. No Ownership Interest. The Escrow Agent does not have any interest in
        ---------------------
the Escrow Assets hereunder but is serving as escrow holder only and having only possession thereof. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

  3.12. Resignation. The Escrow Agent (and any successor Escrow Agent) may at
        -----------
any time resign by delivering the Investor Securities in the Securities Escrow to any successor Escrow Agent jointly designated by the other parties hereto in writing or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged from any further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including an order by a court of competent jurisdiction) or (b) the day that is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Assets until receipt of a designation of successor Escrow Agent, or a joint written instruction as to disposition of the Escrow Assets by the other parties hereto, or a final order of a court of competent jurisdiction mandating disposition of Escrow Assets. If no successor

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escrow agent  is appointed at the end of such 30 day period, the Escrow Agent may apply to a court of competent jurisdiction for such appointment.

  3.13. Acceptance of Duties: Payment of Costs. The Escrow Agent hereby accepts
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its appointment and agrees to act as escrow agent under the terms and conditions of this Agreement and acknowledges receipt of the Investor Securities in respect of the Third Closing. The Company agrees to reimburse the Escrow Agent for all reasonable administrative charges, out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, and out-of-pocket expenses and disbursements, of its counsel), not to exceed $2,000, unless there is a dispute between the parties arising from the Escrow Agent's performance of its duties or this Agreement.

  3.14. No Offset. The Escrow Agent shall have no right to offset against any
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Escrow Assets for any debts, claims or other obligations owing to it by the
Company, the Investors or any other person. The Escrow Agent shall have no lien against the Escrow Assets.

  3.15. General Action. The Escrow Agent may execute any of its powers or
        --------------
responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than The Commonwealth of Massachusetts. The Escrow Agent shall not be responsible for and shall not be under a duty to examine into or opine upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

  4. Notices. All claims, notices, objections and other communications hereunder
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shall be in writing and shall be deemed to have been duly given (a) when personally delivered, (b) when received by facsimile or by overnight courier service, (c) on the earlier of (i) actual receipt by the addressee or (ii) the fifth business day after mailing by first class certified or registered mail, return receipt requested. Notices must be sent to the parties at the following addresses or as the Investors, the Company or the Escrow Agent shall furnish to each of the other parties in writing.

    If to the Investors, to:

    Weston Presidio Capital II, L.P.
    One Federal Street, 21st Floor
    Boston, MA 02110

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    Telecopier: (617) 988-2515
    Attention: Michael Cronin

    with a copy to:

    Ropes & Gray
    One International Place
    Boston, MA 02110
    Telecopier: (617) 951-7050
    Attention: Thomas B. Draper

    If to the Company, to:

    Physician Health Corporation
    990 Hammond Drive, Suite 300
    Atlanta, Georgia 30328
    Telecopier: (770) 673-1970
    Attention: Thomas Rodgers/Sarah Garvin

    with a copy to:

    Jackson & Walker
    901 Main Street, Suite 6000
    Dallas, Texas 75202-3797
    Telecopier: (214) 953-5822
    Attention: James S. Ryan, III

    If to the Escrow Agent, to:

    Weston Presidio Capital II, L.P.
    One Federal Street, 21st Floor
    Boston, MA 02110
    Telecopier: (617) 988-2515
    Attention: Michael Cronin

    with a copy to:

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    Ropes & Gray
    One International Place
    Boston, MA 02110
    Telecopier: (617) 951-7050
    Attention: Thomas B. Draper

  5. Binding Effect; Successors. This Agreement shall be binding upon and inure
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to the benefit of the parties hereto and their respective heirs, executors, successors and assigns, provided that this Agreement may not be assigned by any party without the prior written consent of the other parties (or in the case of any consent by Investors, of the Required Holders), which consent shall not be unreasonably withheld.

  6. Amendments. This Agreement may not be amended or modified at any time
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except in such manner as may be agreed upon by a written instrument executed by each of the parties hereto.

  7. Waiver. No waiver of any provision hereof shall be effective unless made in
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writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

  8. Termination. This Agreement shall automatically terminate upon the final
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distribution of the Escrow Assets in accordance with the terms hereof.

  9. Governing Law. This Agreement shall be construed and enforced in accordance
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with the laws (other than the conflict of laws rules) of The Commonwealth of
Massachusetts.

  10. Headings. The headings and captions in this Agreement are for convenience
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only and in no way define or limit the scope or content of any provision of this
Agreement.

  11. Severability. In the event that any provision hereof would, under
      ------------
applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be

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held invalid or unenforceable  in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

  12. Counterparts. This Agreement may be executed in any number of
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counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

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  The parties have executed this Agreement under seal as of the date first above written.

Company:                          PHYSICIAN HEALTH CORPORATION

                                  By:
                                      -----------------------------------------
                                  Title:


Escrow Agent:                     WESTON PRESIDIO CAPITAL II, L.P.

                                  By:  WESTON PRESIDIO CAPITAL
                                       MANAGEMENT  II, L.P.

                                       By:
                                           ------------------------------------
                                           General Partner


Investors:                        WESTON PRESIDIO CAPITAL II, L.P.

                                  By:  WESTON PRESIDIO CAPITAL
                                       MANAGEMENT  II, L.P.

                                       By:
                                           ------------------------------------
                                           General Partner


                                  BANCBOSTON VENTURES, INC.

                                  By:
                                      -----------------------------------------
                                      Title:

                                      -9-
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                                                               Signature Page to
                                                               -----------------
                                                                Escrow Agreement
                                                                ----------------

                                  MERCURY ASSET MANAGEMENT plc, on
                                       behalf of ROWAN NOMINEES LIMITED


                                  By:
                                      -----------------------------------------
                                      Title:


                                  NATWEST VENTURES INVESTMENTS LIMITED


                                  By:
                                      -----------------------------------------
                                      Title:

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